SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 6, 2002

                           IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)




       OHIO                       File No. 1-5964               23-0334400
  ---------------                ------------------          ---------------
   (State or other               (Commission File            (IRS Employer
   jurisdiction of               Number)                     Identification
   incorporation)                                            Number)


                 P.O. Box 834, Valley Forge, Pennsylvania      19482
                ------------------------------------------- -----------


       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

         IKON Office Solutions, Inc. (the "Company") has attached hereto as Exhibits 99.1 and 99.2, and incorporated by reference herein, certain information the Company intends to furnish to certain investors.

         The content of the attached information is being furnished in accordance with the requirements of Regulation FD.

         This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

         The information contained in this report is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, although we may do so from time to time. Any updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 7.  Financial Statements and Exhibits

         (99.1) Consolidated Balance Sheets as of March 31, 2002 (unaudited) and September 30, 2001

         (99.2) Consolidated Statements of Cash Flows for the six months ended March 31, 2002 and 2001 (unaudited)

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           IKON OFFICE SOLUTIONS, INC.




                                           By:  /s/ WILLIAM S. URKIEL
                                                ----------------------
                                                    William S. Urkiel
                                                    Senior Vice President and
                                                    Chief Financial Officer



Dated:  May 6, 2002